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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-66203

                         SUPPLEMENT DATED MAY 1, 2001
                TO THE STATEMENT OF ADDITIONAL INFORMATION OF
      MORGAN STANLEY DEAN WITTER INTERNATIONAL FUND Dated DECEMBER 29, 2000

   The third paragraph of the section entitled "V. Investment Management and Other Services -- A. Investment Manager and Sub-Advisor" in the above Statement of Additional Information is revised to reflect that, effective May 1, 2001, the Trustees of the Fund have amended the Fund's Investment Management Agreement to reduce the compensation received by the Investment Manager under the Agreement for assets exceeding $1 billion, so that the compensation under the Agreement is calculated daily by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 1.00% of daily net assets up to $1 billion; and 0.95% of daily net assets exceeding $1 billion.